FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2004

Global Crossing Limited

(Exact Name of Registrant as Specified in its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

001-16201	98-0407042
(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street Hamilton, Bermuda	HM12
(Address of Principal Executive Offices)	(Zip Code)

(441) 296-8600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Attached hereto as Exhibit 99.1 and incorporated by reference is Global Crossing Limited’s press release dated December 10, 2004.

Item 9.01(c) Exhibits

Exhibit 99.1	Press release of Global Crossing Limited dated December 10, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2004

GLOBAL CROSSING LIMITED

By:	/s/ Daniel O’Brien
Name:	Daniel O’Brien
Title:	Executive Vice President and Chief Financial Officer